© PROS, Inc. All rights reserved. Confidential and Proprietary PROS Global Headquarters, Houston, Texas PROS Holdings, Inc. Q3 2023 Investor Presentation Updated October 31, 2023 ir@pros.com 1

© PROS, Inc. All rights reserved. Confidential and Proprietary Disclaimer / Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the macroeconomic environment, (b) the effects of inflation, (c) the impact of the COVID-19 pandemic, (d) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (e) increasing business from customers and maintaining subscription renewal rates, (f) managing our growth and profit objectives effectively, (g) disruptions from our third party data center, software, data, and other unrelated service providers, (h) implementing our solutions, (i) cloud operations, (j) intellectual property and third-party software, (k) acquiring and integrating businesses and/or technologies, (l) catastrophic events, (m) operating globally, including economic and commercial disruptions, (n) potential downturns in sales and lengthy sales cycles, (o) software innovation, (p) competition, (q) market acceptance of our software innovations, (r) maintaining our corporate culture, (s) personnel risks including loss of any key employees and competition for talent, (t) expanding and training our direct and indirect sales force, (u) evolving data privacy, cyber security and data localization laws, (v) our debt repayment obligations, (w) the timing of revenue recognition and cash flow from operations, (x) migrating customers to our latest cloud solutions, and (y) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Investors are encouraged to review the reconciliation of our historical non-GAAP financial measures to the comparable GAAP results, which can be found, along with other financial information, on the investor relations’ page of our website at PROS.com. We are unable to reconcile forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort. 2

© PROS, Inc. All rights reserved. Confidential and Proprietary PROS at a Glance 3 $297mm+ Total Revenue TTM Q3 2023 84% Recurring Revenue as a % of Q3 2023 Total Revenue $38B+ Underpenetrated, Addressable Market Subscription Revenue Growth YoY Q3 2023 70+ Countries with Customers 16% 93%+ Customer Gross Revenue Retention Rate TTM Q3 2023 3.1T Transactions Processed TTM Q3 2023 with 99.98% Platform Uptime 78% Non-GAAP Subscription Gross Margin Q3 2023; 335+ bps Improvement in 8 Quarters

© PROS, Inc. All rights reserved. Confidential and Proprietary Business Overview 4

© PROS, Inc. All rights reserved. Confidential and Proprietary Our vision… To optimize every shopping and selling experience. 5

© PROS, Inc. All rights reserved. Confidential and Proprietary Businesses Face Many Challenges Today Business uncertainty is here to stay. Everything is in a constant state of rapid change – costs, currencies, supply chains, prices, demand patterns – and in response, businesses must constantly change what they sell, how they sell, and how they price. Customers have increasingly higher expectations. Buyers expect every buying experience to be as magical as the best one they have ever had (“the Amazon effect”). Self-serve, personalization, transparency, and accuracy driven by convenience, value, and confidence across all touchpoints. The way we work is evolving. Manual business processes and disconnected digital tools cause more time to be spent on process than on driving business forward. Digitization, automation, and AI are critical for keeping up and driving a better employee experience. 6

PROS Real-Time AI Platform Maximizes Value for B2B Commerce



PROS
Real-Time Omnichannel Digital Marketing
Smart Price Optimization & Management
Omnichannel Price Management
Automatic UoM & Currency Conversion
List Price / Negotiated Price
Tiered Prices / Discounts
AI-driven Price Optimization
700ms Real-Time Price Delivery
Margin Driver Analysis
Price Waterfalls & Advanced Analytics
Product/Supply Mix Optimization
Subscription Rate Plans
Smart Configure, Price, Quote
Omnichannel Quoting
Guided Selling
Rich Media Catalog
10K+ Line Quotes
Constraints-based Configuration
Price Agreements
Document Generation
Collaboration Portal
Mass Price Update Workflow
Subscription Quoting
Partner Ecosystem
Rebates
Billing
Sales Incentive Comp
CLM
Insights Powered by an Industry-Leading Real-Time, AI Platform
AI
Real-Time
Secure
Scalable
High Availability
Extensible
Superior UX
Back Office Systems
ERP
Data Warehouse
Homegrown Systems
Data Providers
API
+ Many More
Front Office Systems
eCommerce / Marketplaces
CRM
Partner Portals
Marketing Systems
API
+ Many More
Direct Sales
Partner Sales / Distributors
Marketers
Buyer

© PROS, Inc. All rights reserved. Confidential and Proprietary

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PROS Real-Time AI Platform Maximizes Value for Travel Commerce


PROS
Real-Time Omnichannel Digital Marketing
Revenue Management
Demand Forecasting
Class-based or Continuous Pricing
Holiday, Special Events, & Influences
Network / O&D / Segment Optimization
Willingness-To-Pay Model
Dynamic Pricing of Ancillaries
Shopping/Distribution
Full NDC Offer Management
Direct Distribution to MSE
Direct Connect Pricing and Availability
ATPCO Pricing & Repricing
Inspiration / Calendar Search
Merchandising
Groups
Quote, Negotiate, Save, and Book
Management & PNR Modifications
Ticketing & Payments
Reporting & Analytics
Ancillaries
EMD Handling
Partner Ecosystem
Promotional Rebooking
Payments
Advertising
+
Insights Powered by an Industry-Leading Real-Time, AI Platform
AI
Real-Time
Secure
Scalable
High Availability
Extensible
Superior UX
Back Office Systems
PSS
ERP
Homegrown Systems
Data Warehouse & Data Providers
API
+ Many More
Front Office Systems
Airline.com
OTA
MSE
Agency Portals / GDS
Marketing Systems
API
+ Many More
Direct Sales
Partner Sales / Distributors
Marketers
Buyer

© PROS, Inc. All rights reserved. Confidential and Proprietary

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Real-Time AI is at the Core of the PROS Platform


3.1 Trillion Transactions Processed[1]
99.98% Uptime[1]
Sub-700ms Response Time
~5.9mm Transactions Per Minute[1]
Extensible
AI
Real-Time
Secure
Scalable
High Availability
Extensible
Superior UX
PROS
Self-Learning, Trainable
Predictive, Prescriptive, Generative
Explainable, Trustworthy, Ethical
89 Data Scientists and ~460 Engineers
20+ Patents

1) Trailing twelve-month measurement as of Q3 2023. Transactions per minute is an average over the period.

© PROS, Inc. All rights reserved. Confidential and Proprietary

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PROS Library of AI Models & Techniques Ensemble to Solve High-Value Business Problems

PROS.ai

Business Problems

Supply Chain Optimization

- Production Planning
- Fleet Acquisition & Disposition
- Fleet Distribution
- Production Mix Optimization
- Procurement Optimization

Profit Optimization

Revenue / Margin

- Negotiated Price Optimization
- Ecommerce Price Optimization
- EMSR (Expected Marginal Seat Revenue)
- O&D, Leg & Segment-based Optimization

Cost

- Inventory Control + Optimization
- Capacity Aware Optimization
- Forecasting
- Cost Optimization

Sales Guidance

- Offer Optimization
- Dynamic Pricing of Ancillaries
- Cross-Sell / Upsell Recommendation
- Churn Prediction

PROS AI

Learning Paradigms, Models & Tools

Business AI

Predictive Algorithms

- Neural networks (FF Wide & Deep, NN Matrix Factorization)
- Online Learning (Bayesian & Variational Inference)
- Decision Trees
- Semi-parametric Estimation
- Parametric estimation

Prescriptive Algorithms

- Linear programming
- Non-linear programming
- Dynamic programming
- Integer programming
- Reinforcement learning

Data Science Techniques

- Constraint satisfaction programming
- Shapley value (SHAP)
- kNN clustering
- Extensible AI

Internet AI

Recommender System

Collaborative Filtering

Perceptual AI

Human-Computer Interaction

ChatGPT (Azure OpenAI)

© PROS, Inc. All rights reserved. Confidential and Proprietary

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© PROS, Inc. All rights reserved. Confidential and Proprietary Highly Extensible Across Industries & Use Cases 11 Travel Chemicals & Energy Healthcare Food & Consumables Services Automotive & Industrial Technology

© PROS, Inc. All rights reserved. Confidential and Proprietary The Power of AI Drives Measurable Business Outcomes 12 400% ROI in 3 years Payback in 9 months & Source: Forrester Total Economic Impact Report, 2023 +8% Revenue Uplift +200 bps Margin Improvement +67% Efficiency Gain Source: PROS study of 131 customers’ self-reported results, 2022 Our customers have said… Industry experts have said…

© PROS, Inc. All rights reserved. Confidential and Proprietary PROS Customers Consistently Outperform US Market Indices 13 -30.00% -25.00% -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% Index Performance January 2022 through September 2023 Russell 2000 Index (^RUT) - Index Value S&P 500 (^SPX) - Index Value Dow Jones Industrial Average (^DJI) - Index Value PROS Customers - Index Value Source: S&P Capital IQ. Data is as of market close on September 29, 2023. PROS Customer Index is a custom index assembled by PROS, comprised of publicly traded companies who were active SaaS customers of PROS before January 1, 2023. These customers span automotive/industrial, chemical, energy, food, healthcare services, technology, and travel industries. The aggregated stock price performance of PROS customers is illustrative only, and PROS makes no representations nor guarantees regarding future financial or stock price performance for any customer. PROS has no obligation to update this information. PROS Customers +7.2% Dow Jones -8.4% S&P 500 -10.6% Russell 2000 -21.5%

© PROS, Inc. All rights reserved. Confidential and Proprietary PROS TAM is Massive, Global, and Growing 14 $38B+ Underpenetrated, Addressable Market(1) $14B+ Strategic Industries & Geographies $3.3B Travel $3.2B Automotive & Industrial $2.1B Healthcare $1.9B Technology $1.8B Food & Consumables $1.1B Business Services $800mm Chemicals & Energy (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors.

© PROS, Inc. All rights reserved. Confidential and Proprietary Strategic Focus Areas 15 Land the Platform, Realize Value, and Expand with Many Paths Leverage Partnerships to Accelerate deal Velocity Decrease Time to Value and Improve Customer Advocacy

© PROS, Inc. All rights reserved. Confidential and Proprietary $136k $928k Q1'18 Q1'23 Proven Land & Expand Motion in Our Business 16 $38k $282k Q2'21 Q1'23 7.5x $639k $3.1M Q1'18 Q1'23 Passenger Airline 3 4.8x $262k $1.6M Q1'18 Q1'23 6.3x $1.3M $5.1M Q1'18 Q1'23 Passenger Airline 4 4x $425k $3.3M Q1'18 Q1'23 7.7x Industrial Equipment Distributor 6.8x $527k $4.1M Q1'18 Q1'23 7.7x $229k $1.4M Q1'18 Q1'23 Leading B2B Distributor 6.2x TravelB2B Passenger Airline 1 Passenger Airline 2Multinational Oil & Gas Company Industrial Manufacturing Conglomerate

© PROS, Inc. All rights reserved. Confidential and Proprietary An Ecosystem of Partners Help Position Us to Win 17 Systems Integrators GTM Partners

Extensive Integrations & Technology Partners

PROS.ai

PROS

CRMs
- C4C SAP Cloud for Customer
- salesforce sales cloud
- Microsoft Dynamics 365

ERP / Platform
- Microsoft Power Platform
- ORACLE
- Microsoft Dynamics 365
- SAP

Reservations & Bookings
- amadeus
- volantio
- TRAVELPORT
- navitaire an amadeus company
- Sabre
- 中国航信 TravelSky
- RADIXX
- Hitit
- TROYA

Online Travel Agencies
- ANIXE
- 2e Systems
- OpenJaw
- Google Flights
- DOHOP
- Skyscanner

eCommerce Platforms
- salesforce community cloud
- salesforce commerce cloud
- SAP Commerce Cloud
- VTEX
- Adobe Commerce Cloud

MarTech
- ADYLIC
- MOVABLE INK
- flashtalking

SalesTech
- Adobe Sign
- DocuSign
- DocuSign CLM
- Icertis
- Xactly
- SMC3

Data Providers
- atpco
- IATA
- INFARE
- OAG
- OPIS A DOW JONES COMPANY

Billing, Payments & Tax
- BillingPlatform
- pci proxy
- IATA
- enable
- Avalara
- amadeus Payment Gateway

API integration into any ecosystem

© PROS, Inc. All rights reserved. Confidential and Proprietary

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© PROS, Inc. All rights reserved. Confidential and Proprietary Financial Overview 19

© PROS, Inc. All rights reserved. Confidential and Proprietary PROS Has Delivered Long-Term Sustainable Growth 20 $29 $38 $61 $99 $145 $170 $178 $204 $71 $97 $118 $145 $186 $168 $153 $169 $197 $250 $252 $251 $276 CY10A CY11A CY12A CY13A CY14A CY15A CY16A CY17A CY18A CY19A CY20A CY21A CY22A Total Revenue ($MM) Subscription Transition CY15 – CY19 GTM Transformation CY22 - Ongoing 49% CY15 – CY19 Subscription CAGR COVID CY20 – CY21 27% CY10 – CY14 Revenue CAGR Subscription Revenue

© PROS, Inc. All rights reserved. Confidential and Proprietary Subscription Revenue Growth Trajectory ($mm, %YoY Growth) 21 60.5 98.7 145.3 170.5 178.0 204.0 233.6 2017 2018 2019 2020 2021 2022 2023E 49% 17% 47% 4% 15% 14% • 27% 5-Year CAGR (2017 through 2022) • Continued growth through the COVID-19 pandemic 1) 2023 dollar value and growth rate based on the mid-point of the Subscription Revenue 2023 Guidance. 2023 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 1

© PROS, Inc. All rights reserved. Confidential and Proprietary Driving Consistent Margin1 Expansion 22 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 63% 63% 64% 64% 65% 64% 65% 66% Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Non-GAAP Gross Margin 75% 76% 76% 77% 77% 78% 78% 78% Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Non-GAAP Subscription Gross Margin 335+ basis point improvement in 8 quarters 330+ basis point improvement in 8 quarters

© PROS, Inc. All rights reserved. Confidential and Proprietary Third Quarter 2023 Earnings Recap 23 $mm (Except Per Share) Q3 2023 Q3 2022 Delta TTM 9/30/2023 TTM 9/30/2022 Delta Total Revenue $77.3 $70.3 10% $297.2 $270.2 10% Subscription Revenue $60.0 $51.8 16% $226.4 $197.9 14% Adjusted EBITDA1 $5.6 $(2.2) $7.8 $5.9 $(23.6) $29.5 Free Cash Flow1 $8.5 $(9.1) $17.6 $(1.2) $(24.1) $22.9 Non-GAAP (Loss) Earnings Per Share2 $0.09 $(0.06) $0.15 $0.04 $(0.57) $0.61 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 2) For definition of non-GAAP EPS or reconciliation of non-GAAP EPS to GAAP EPS, please refer to our earnings press release.

© PROS, Inc. All rights reserved. Confidential and Proprietary Guidance Summary 24 $mm (Except Per Share) Q4 2023 Guidance v. Q4 2022 at Mid- Point Full Year 2023 Guidance (10/31/2023) v. Prior Year at Mid-Point Prior Full Year 2023 Range (7/25/2023) Total Revenue $76.0 to $77.0 8% $302.2 to $303.2 10% $300.0 to $302.0 Subscription Revenue $60.0 to $60.5 13% $233.3 to $233.8 14% $231.7 to $233.7 Subscription ARR n/a n/a $251.0 to $254.0 11% $251.0 to $254.0 Non-GAAP Earnings Per Share $0.03 to $0.05 $0.02 n/a n/a n/a Adjusted EBITDA $3.0 to $4.0 $1.1 $6.5 to $7.5 $21.9 $5.5 to $7.5 Free Cash Flow n/a n/a $3.5 to $6.5 $26.7 $2.5 to $6.5 The 2023 Guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. Based on an estimated 47.5 million diluted weighted average shares outstanding for the fourth quarter of 2023 and a 22% non-GAAP estimated tax rate for the fourth quarter and full year 2023. Please see appendix for a reconciliation of non-GAAP metrics to GAAP metrics.

© PROS, Inc. All rights reserved. Confidential and Proprietary Targeting “Rule of 40” by 2026 25 16-21% 19-24% Total Revenue Growth Free Cash Flow Margin Financial targets assume macroeconomic conditions remain consistent with conditions as of the time of this presentation. These revenue growth and free cash flow margin targets are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these targets. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings.

© PROS, Inc. All rights reserved. Confidential and Proprietary Supplemental Business Metrics 26 Revenue Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Subscription $ 47,015 $ 48,765 $ 50,386 $ 51,763 $ 53,127 $ 55,969 $ 57,304 $ 59,987 Maintenance and Support $ 8,390 $ 7,855 $ 7,249 $ 7,071 $ 6,417 $ 5,712 $ 5,093 $ 4,693 Recurring Revenue $ 55,405 $ 56,620 $ 57,635 $ 58,834 $ 59,544 $ 61,681 $ 62,397 $ 64,680 Services $ 9,568 $ 9,872 $ 10,727 $ 11,514 $ 11,391 $ 11,501 $ 13,395 $ 12,570 Total Revenue $ 64,973 $ 66,492 $ 68,362 $ 70,348 $ 70,935 $ 73,182 $ 75,792 $ 77,250 Recurring Revenue % 85% 85% 84% 84% 84% 84% 82% 84% Revenue by Geography Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 United States $ 22,866 $ 23,194 $ 23,908 $ 24,952 $ 26,307 $ 26,232 $ 27,224 $ 26,925 Europe $ 20,659 $ 20,823 $ 20,865 $ 20,816 $ 20,981 $ 22,949 $ 24,748 $ 25,691 Rest of World $ 21,448 $ 22,475 $ 23,589 $ 24,580 $ 23,647 $ 24,001 $ 23,820 $ 24,634 $ in 000s

Supplemental Business Metrics

$ in 000s

Financial & Operating Metrics	Q4 '21	Q1 '22	Q2 '22	Q3 '22	Q4 '22	Q1 '23	Q2 '23	Q3 '23
Non-GAAP Gross Margin[1]	63%	63%	64%	64%	65%	64%	65%	66%
Non-GAAP Subscription Gross Margin[1]	75%	76%	76%	77%	77%	78%	78%	78%
Non-GAAP Recurring Revenue Gross Margin[1]	75%	76%	76%	76%	77%	77%	77%	77%
Adjusted EBITDA[1]	$ (6,356)	$ (9,123)	$ (5,970)	$ (2,160)	$ 2,382	$ (2,305)	$ 148	$ 5,640
Total Cash and Cash Equivalents	$ 227,553	$ 217,393	$ 215,178	$ 206,824	$ 203,627	$ 192,376	$ 184,567	$ 169,080*
Recurring Deferred Revenue	$ 96,133	$ 116,948	$ 103,510	$ 105,650	$ 105,468	$ 117,837	$ 111,688	$ 107,667
Total Deferred Revenue	$ 106,266	$ 128,802	$ 115,485	$ 116,191	$ 116,957	$ 128,353	$ 121,583	$ 116,522
TTM Recurring Calculated Billings[1]	$ 213,699	$ 224,858	$ 228,255	$ 238,370	$ 241,968	$ 238,584	$ 250,634	$ 250,319
Remaining Performance Obligations[2]	$ 360,500	$ 433,100	$ 434,900	$ 442,300	$ 441,500	$ 430,600	$ 407,600	$ 403,900
Remaining Performance Obligations - Current	$ 184,600	$ 201,100	$ 197,400	$ 199,300	$ 206,300	$ 210,000	$ 204,200	$ 199,000
Free Cash Flow[1]	$ (1,334)	$ (11,475)	$ (2,239)	$ (9,067)	$ 1,072	$ (4,519)	$ (6,240)	$ 8,494
Total Headcount (including contractors)	1,545	1,541	1,597	1,626	1,528	1,436	1,471	1,486

1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation.
2) Remaining performance obligations represent contractually committed revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods.
**Total Cash and Cash Equivalents in Q3 '23 includes $10 million of restricted cash.*

© PROS, Inc. All rights reserved. Confidential and Proprietary

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© PROS, Inc. All rights reserved. Confidential and Proprietary Events 28

© PROS, Inc. All rights reserved. Confidential and Proprietary Q4 2023 Investor Events 29 Date Event Location November 9, 2023 Stifel Midwest 1x1 Growth Conference Chicago, IL November 16, 2023 Craig-Hallum Alpha Select Conference New York, NY November 16, 2023 Needham Virtual SaaS 1x1 Conference Virtual November 29-30, 2023 UBS Global Tech Conference Scottsdale, AZ

© PROS, Inc. All rights reserved. Confidential and Proprietary Our Values 30

© PROS, Inc. All rights reserved. Confidential and Proprietary Our Mission: To Help People and Companies Outperform 31 We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS

© PROS, Inc. All rights reserved. Confidential and Proprietary Governance, Security, & Environmental Sustainability 32 Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

Diversity & Inclusion

Committed to a Diverse & Inclusive Environment

We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a 'people first' culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more

Women at PROS



32%
35%
35%
36%
36%
37%
27%
30%
30%
29%
33%
2017
2018
2019
2020
2021
2022

2022 figures based on 1,357 global employees as of 12/31/22

- Overall Representation % of All Employees Globally
- Management % of All Managers Globally

Underrepresented Minorities in the U.S.



25%
25%
27%
26%
26%
29%
17%
21%
23%
24%
25%
33%
2017
2018
2019
2020
2021
2022

2022 figures based on 845 employees in the U.S. as of 12/31/22
Note: Underrepresented Minorities include AA, Hispanic and Multicultural

- Overall Representation % of All Employees U.S.
- Management % of All Managers U.S.

PROS Employee Resource Groups (ERGs)

Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion.

blaze THE WOMEN'S NETWORK @ PROS
EMPOWER
UNIDOS
PRIDE @PROS
YoPROS

For further disclosures on D&I at PROS, read our ESG report.

© PROS, Inc. All rights reserved. Confidential and Proprietary

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© PROS, Inc. All rights reserved. Confidential and Proprietary Appendix 34

© PROS, Inc. All rights reserved. Confidential and Proprietary Supplemental Information – Explanation of Non-GAAP Measures 35 PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non- GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non- GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, acquisition-related expenses, amortization of acquisition-related intangibles, and depreciation and amortization. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

© PROS, Inc. All rights reserved. Confidential and Proprietary Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) 36 Low High Adjusted EBITDA GAAP Loss from Operations $ (10,400) $ (9,400) Amortization of acquisition-related intangibles 1,400 1,400 Share-based compensation 10,900 10,900 Depreciation and other amortization 1,100 1,100 Adjusted EBITDA $ 3,000 $ 4,000 Q4 2023 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (50,500) $ (49,500) Amortization of acquisition-related intangibles 6,200 6,200 Severance 3,600 3,600 Share-based compensation 42,500 42,500 Depreciation and other amortization 4,700 4,700 Adjusted EBITDA $ 6,500 $ 7,500 Full Year 2023 Guidance

Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited)

Gross Profit	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
GAAP Gross Profit	$ 38,996	$ 39,131	$ 40,721	$ 42,738	$ 43,467	$ 43,640	$ 47,221	$ 48,786
Amortization of acquisition-related intangibles	752	1,983	1,685	1,555	1,441	1,337	1,243	1,099
Severance	-	-	-	-	245	749	-	-
Share-based compensation	926	825	1,006	1,050	1,017	832	985	1,033
Non-GAAP Gross Profit	$ 40,674	$ 41,939	$ 43,412	$ 45,343	$ 46,170	$ 46,558	$ 49,449	$ 50,918
Non-GAAP Gross Margin	63%	63%	64%	64%	65%	64%	65%	66%

Subscription Gross Profit	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
GAAP Subscription Gross Profit	$ 34,109	$ 34,986	$ 36,640	$ 37,934	$ 39,442	$ 41,876	$ 43,245	$ 45,477
Amortization of acquisition-related intangibles	752	1,983	1,685	1,555	1,441	1,337	1,243	1,099
Severance	-	-	-	-	8	125	-	-
Share-based compensation	207	151	185	174	148	125	169	201
Non-GAAP Subscription Gross Profit	$ 35,068	$ 37,120	$ 38,510	$ 39,663	$ 41,039	$ 43,463	$ 44,657	$ 46,777
Non-GAAP Subscription Gross Margin	75%	76%	76%	77%	77%	78%	78%	78%

Recurring Revenue Gross Profit	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
GAAP Recurring Revenue Gross Profit	$ 40,446	$ 40,674	$ 41,901	$ 43,053	$ 43,962	$ 45,306	$ 46,462	$ 48,401
Amortization of acquisition-related intangibles	752	1,983	1,685	1,555	1,441	1,337	1,243	1,099
Severance	-	-	-	-	8	432	-	-
Share-based compensation	343	242	283	283	266	205	267	294
Non-GAAP Recurring Revenue Gross Profit	$ 41,541	$ 42,899	$ 43,869	$ 44,891	$ 45,677	$ 47,280	$ 47,972	$ 49,794
Non-GAAP Recurring Revenue Gross Margin	75%	76%	76%	76%	77%	77%	77%	77%

Adjusted EBITDA	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
GAAP Loss From Operations	$ (21,639)	$ (26,503)	$ (20,537)	$ (16,181)	$ (14,873)	$ (18,796)	$ (13,355)	$ (7,842)
Acquisition-related expenses	2,386	-	-	-	-	-	-	-
Amortization of acquisition-related intangibles	1,420	2,975	2,597	2,221	1,973	1,806	1,620	1,446
Severance	-	1,508	-	-	4,034	3,586	-	-
Share-based compensation	9,665	11,225	10,766	10,626	10,097	9,904	10,752	10,933
Depreciation and other amortization	1,812	1,672	1,204	1,174	1,151	1,195	1,131	1,103
Adjusted EBITDA	$ (6,356)	$ (9,123)	$ (5,970)	$ (2,160)	$ 2,382	$ (2,305)	$ 148	$ 5,640

Free Cash Flow	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
Cash Flow From Operations	$ (970)	$ (11,014)	$ (1,931)	$ (8,991)	$ (1,970)	$ (6,413)	$ (6,542)	$ 8.718
Severance	-	-	-	-	3,058	3,170	579	121
Purchase of property and equipment (excluding new headquarters)	(364)	(461)	(308)	(76)	(16)	(1,546)	(277)	(345)
Free Cash Flow	$ (1,334)	$ (11,475)	$ (2,239)	$ (9,067)	$ 1,072	$ (4,519)	$ (6,240)	$ 8,494

© PROS, Inc. All rights reserved. Confidential and Proprietary

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